Yardville National Bancorp Subsidiaries                           Exhibit 10.31

1.         Yardville National Bank

2.         Yardville Capital Trust

3.         Yardville Capital Trust II

4.         Yardville National Investment Corporation
           (wholly-owned subsidiary of Bank)

5.         YNB Real Estate Corporation
           (wholly-owned subsidiary of Bank)

6.         Brendan, Inc.
           (wholly-owned subsidiary of Bank)

7.         YNB Financial, Inc.
           (wholly-owned subsidiary of Bank)

8.         Nancy-Beth, Inc.
           (wholly-owned subsidiary of Bank)

9.         YNB Realty, Inc.
           (wholly-owned subsidiary of Bank)

10.        Jim Mary, Inc.
           (wholly-owned subsidiary of Bank)

11.        YNB Capital Development, Inc.
           (wholly-owned subsidiary of Bank)




                                       35